UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2006
OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)
Registrant’s telephone number, including area code: (713) 329-4500
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.
On March 22, 2006, John R. Huff, our Chief Executive Officer, will speak to investors and industry analysts at the 34rd Annual Howard Weil Energy Conference in New Orleans, LA. The presentation is available on our web site, www.oceaneering.com, by visiting our Investor Relations page and looking under the heading Company Presentations/Interviews.
Please note that certain information contained in the presentation, as well as certain written and oral statements made or incorporated by reference from time to time by us or our representatives in our reports and filings with the Securities and Exchange Commission, news releases, conferences, teleconferences, web postings or otherwise, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the “Safe Harbor” provisions of those statutes. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “plan,” “forecast,” “budget,” “goal” or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements include statements about:
•	our earnings outlook for 2006;

•	2006 estimates which assume demand for our products and services will continue to escalate;

•	the market outlook for deepwater and subsea completion activity;

•	additional Subsea Products profits, further improvement in our ROV business and an escalation in Subsea Projects results;

•	secular growth prospects of subsea completion activity;

•	our additional debt capacity to fund additional niche market acquisitions and organic investments to grow;

•	the ability of our capital investments to significantly benefit our future financial performance;

•	our projected 2006 Cash Flow from Operations (as defined and reconciled to GAAP measures in the Appendix to the presentation);

•	continued escalation of demand for our products and services;

•	our ability to fund accretive acquisitions and organic growth opportunities with our strong cash flow and balance sheet;

•	the possibility we may buy back our shares in the open market;

•	our projected 2006 EBITDA (as defined and reconciled to GAAP measures in the Appendix to the presentation);

•	our ability to increase prices;

•	our ability to grow EPS and prosper in difficult and good markets;

•	continued good market fundamentals;

•	the possibility of accretive acquisitions;

•	increased subsea completions;

•	the expansion of our ROV fleet;

•	increased construction services demand;

•	higher ROV pricing and utilization for 2006;

•	projected umbilical market demand;

•	the correlation between subsea tree orders and umbilical orders;

•	our ability to secure a significant part of the steel tube umbilical work to be awarded over the next few years;

•	additional steel tube umbilical sales from all of our plants;

•	an improvement in our OIE division’s results in 2006;

•	our ability to secure a significant amount of work in our Subsea Products business in 2006;

•	an increase in our umbilical manufacturing business’ profits;

•	continued growth in OIE specialty hardware sales;

•	our existing assets can earn more;

•	our strong cash flow;

•	our backlog;

•	continued demand for diving services for repair projects necessitated by Hurricanes Ivan, Katrina and Rita;

•	our sustainable business growth prospects for 2006 and beyond;

•	benefits from capital expansion initiatives; and

•	upside potential for our share price.
These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	the ability of the Organization of Petroleum Exporting Countries (OPEC) to set and maintain production levels and pricing;

•	the level of production by non-OPEC countries;

•	domestic and foreign tax policy;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	rapid technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels;

•	competitive factors;

•	overall economic conditions; and

•	our ability to obtain new projects and the timing of new projects we do obtain.
Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2005.
We do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
OCEANEERING INTERNATIONAL, INC.

By:	/s/ MARVIN J. MIGURA Marvin J. Migura (Principal Financial Officer)	Date: March 22, 2006